Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

The undersigned certifies, pursuant to 18 U.S.C. Section 1350 as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of Certegy Inc. (the “Company”) for the quarterly period ended September 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 10, 2003	/s/ LEE A. KENNEDY

Lee A. Kennedy Chairman, President and Chief Executive Officer